UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2010

CME Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 312-930-1000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2010, CME Group Index Services LLC (“CMEG Index Services”), a subsidiary of CME Group Inc. (“CME Group”), completed its offering of $612.5 million aggregate principal amount of its 4.40% notes due 2018 (the “Notes”). The Notes were offered by CMEG Index Services in an unregistered offering pursuant to Rule 144A under the United States Securities Act of 1933, as amended (“Securities Act”) and to non-US persons pursuant to Regulation S under the Securities Act. The Notes are fully and unconditionally guaranteed by CME Group.

The Notes were issued under an indenture, dated March 18, 2010, (the “Indenture), between CMEG Index Services, as issuer, CME Group, as guarantor, and U.S. Bank National Association, as trustee.

The Indenture governing the Notes contains covenants that limit CME Group’s and its Significant Subsidiaries’ (as defined in the Indenture) ability to, among other things, incur certain liens securing indebtedness and engage in certain sale and leaseback transactions as well as CMEG Index Services’ and CME Group’s ability to enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of their assets. Subject to certain limitations, in the event of the occurrence of both (1) a change in control of CME Group and (2) a downgrade of the Notes below investment grade rating by both Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Services within a specified time period, CMEG Index Services, as issuer, will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of repurchase. The repurchase upon a change of control is subject to CME Group’s guarantee of the Notes.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

U.S. Bank National Association has performed other services for CME Group from time to time, including serving as trustee for its outstanding public notes and as a lender under CME Group’s existing debt facilities.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Indenture, dated March 18, 2010, between CME Group Index Services LLC, CME Group Inc. and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

March 23, 2010	By:	Kathleen M. Cronin
Name: Kathleen M. Cronin
Title: Managing Director, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description
4.1	Indenture, dated March 18, 2010, between CME Group Index Services LLC, CME Group Inc. and U.S. Bank National Association.